UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450

Franklin Templeton Global Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/12

Item 1. Reports to Stockholders.

OCTOBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

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FIXED INCOME

Franklin Templeton Hard Currency Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Templeton Hard Currency Fund

Your Fund's Goal and Main Investments: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and currency forward contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin Templeton Hard Currency Fund – Class A had a -0.13% cumulative total return for the 12 months under review. The Fund performed better than the -3.04% total return of its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits.[1] The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar appreciated 3.81% relative to major U.S. trading partners during the period.[2] In particular, the dollar gained 7.64% against the euro and 2.51% versus the Japanese yen.[3] You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

1. Source: J.P. Morgan. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.
2. Source: Federal Reserve H.10 Report.
3. Source: IDC/Exshare.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

Annual Report | 3

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

Fears of European sovereign debt default and China’s potential “hard landing” dominated financial headlines early in the period, contributing to heightened market volatility. Despite ongoing uncertainty, we believe eurozone leaders made meaningful progress and began to implement policy solutions aimed at correcting structural issues. Globally, central bankers continued to pursue historically accommodative monetary policies. Among the G-3, the Bank of Japan and U.S. Federal Reserve Board (Fed) maintained their respective policy rates, while the European Central Bank (ECB) implemented a series of rate reductions. Elsewhere, many policymakers paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook.

In addition to rate adjustments, central bankers employed a variety of policy tools. The U.S. Fed increased the average maturity of its Treasury holdings and announced plans to increase mortgage-backed securities holdings in a third round of quantitative easing. The Bank of England and Bank of Japan expanded their respective asset purchase programs. The ECB took its most ambitious step yet as part of its efforts to preserve the monetary union when ECB President Mario Draghi announced a plan to make unlimited purchases of government debt through a new program designed to ease borrowing pressures in the eurozone. Importantly, potential future purchases by the ECB are conditional upon government participation in European Financial Stability Facility and European Stability Mechanism programs. Such programs are designed to ensure that participating governments meet stated reform targets.

Investment Strategy

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term. We may invest substantially in a combination of U.S. dollar-denominated securities and currency forward contracts or currency futures contracts.

4 | Annual Report

Manager’s Discussion

The U.S. dollar appreciated against most major currencies during the period as continued investor concern over economic uncertainty led to investor appetite for safety. Nonetheless, the Fund remained positioned for a potential reversal of this trend, as we maintained large allocations to currencies such as the Singapore dollar, South Korean won, Canadian dollar and Swedish krona.

Europe

The euro depreciated 7.10% against the U.S. dollar during the period, and the Fund’s lack of exposure to the monetary union’s currency contributed to performance relative to the benchmark.3 This effect was dampened by the Fund’s exposures to other European currencies that depreciated against the U.S. dollar, but generally by a smaller magnitude. For example, the Norwegian krone fell 3.41% and the Swedish krona weakened 2.55% against the dollar.3 Relative to the euro, the krone gained 3.97% as Norway’s economy benefited from elevated oil prices and grew at a relatively strong rate during the period.3 Resilient economic activity in Sweden led the krona to strengthen 4.89% against the euro during the period.3

Asia Pacific

Exposure to Asian ex-Japan currencies was a major contributor to the Fund’s absolute and relative performance. Asia continued to lead the global economic recovery as growth in China remained robust and supported regional economies through demand for imports and through foreign investment. Although Chinese demand for Australia’s exports supported Australia’s currency, its domestic economy also contributed to the currency’s resiliency. Notably, the Australian dollar was generally stable in the face of external conditions and the Reserve Bank of Australia’s four rate cuts totaling 1.5%. Australia had previously been one of the world’s first developed economies to raise interest rates. The Singapore dollar appreciated 2.59%, the South Korean won rose 1.61% and Malaysian ringgit gained 0.72% against the U.S. dollar during the period.3

Americas

Currency positions in the Americas benefited absolute and relative performance. High commodity prices generally supported the Canadian dollar, although it depreciated 0.63% against the U.S. dollar during the period.3 Commodity prices also contributed to the resiliency of several Latin American currencies in the face of global risk aversion. The Mexican peso and Chilean peso appreciated 0.61% and 1.72% against the U.S. dollar during the period.3 Central banks in the region responded to the external environment with varying approaches. For example, Mexico left its policy rate unchanged while Chile cut its rate. Mexico continued to benefit from strong manufacturing exports partly because of rebounding U.S. economic activity.

Currency Breakdown
10/31/12
% of Total
Net Assets
Asia Pacific	51.8%
Singapore Dollar	21.8%
South Korean Won	18.1%
Malaysian Ringgit	6.2%
Australian Dollar	4.5%
Indian Rupee	1.2%
Americas	32.7%
Canadian Dollar	18.0%
Mexican Peso	5.8%
U.S. Dollar	5.3%
Chilean Peso	3.6%
Europe	14.1%
Swedish Krona	6.8%
Norwegian Krone	5.7%
Polish Zloty	1.5%
British Pound	0.1%
Middle East & Africa	1.4%
New Israeli Shekel	1.4%

Annual Report | 5

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.
Lead Portfolio Manager

Sonal Desai, Ph.D.
Portfolio Manager

Portfolio Management Team
Franklin Templeton Hard Currency Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Please note that although the Fund's Statement of Investments on page 14 of this report indicates the Fund held 51.6% of its total net assets in U.S. dollar-denominated assets as of 10/31/12, its net exposure to the U.S. dollar as of that date was only 5.3%. The difference is explained by the Fund's holdings of currency forward contracts (please see Statement of Investments on pages 14 and 15 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" currency forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

6 | Annual Report

Performance Summary as of 10/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: ICPHX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	0.44	$9.54	$9.98
Distributions (11/1/11–10/31/12)
Dividend Income	$0.4073
Advisor Class (Symbol: ICHHX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	0.45	$9.56	$10.01
Distributions (11/1/11–10/31/12)
Dividend Income	$0.4368

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-0.13%	+	14.58%	+	81.49%
Average Annual Total Return[2]			-2.38%	+	2.30%	+	5.90%
Value of $10,000 Investment[3]			$9,762		$11,205		$17,734
Avg. Ann. Total Return (9/30/12)[4]		+	1.80%	+	2.66%	+	5.98%
30-Day Standardized Yield[5]	-0.49%
Total Annual Operating Expenses[6]	1.29%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	0.08%	+	16.22%	+	87.07%
Average Annual Total Return[2]		+	0.08%	+	3.05%	+	6.46%
Value of $10,000 Investment[3]			$10,008		$11,622		$18,707
Avg. Ann. Total Return (9/30/12)[4]		+	4.36%	+	3.42%	+	6.56%
30-Day Standardized Yield[5]	-0.22%
Total Annual Operating Expenses[6]	0.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 7

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	10/31/12
1-Year	-2.38%
5-Year	+2.30%
10-Year	+5.90%

Class A (11/1/02–10/31/12)

$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$17,734
$17,325
Franklin Templeton Hard Currency Fund
JPM 3 Month Global Cash Index[7]

Average Annual Total Return

Advisor Class	10/31/12
1-Year	+0.08%
5-Year	+3.05%
10-Year	+6.46%

Advisor Class (11/1/02–10/31/12)

$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$18,707
$17,325
Franklin Templeton Hard Currency Fund
JPM 3 Month Global Cash Index[7]

8 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including economic instability and political developments. The Fund’s assets are largely invested in foreign currencies, and therefore involve potential for significant gain or loss from currency exchange rate fluctuations. The Fund does not seek to maintain a stable net asset value and should not be considered a substitute for a U.S. dollar money market fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a debt security issuer or in a debt security’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.

Annual Report | 9

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,006.30	$5.24
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.28
Advisor Class
Actual	$1,000	$1,007.40	$3.94
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.96

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.04% and Advisor: 0.78%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 11

Franklin Templeton Global Trust
Financial Highlights

Franklin Templeton Hard Currency Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.98	$10.21	$9.61	$9.13	$10.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(—)[c]	0.01	(0.02)	0.10
Net realized and unrealized gains (losses)	(0.01)	0.34	0.59	0.74	(0.45)
Total from investment operations	(0.03)	0.34	0.60	0.72	(0.35)
Less distributions from:
Net investment income and net realized foreign currency gains	(0.41)	(0.57)	—	(0.22)	(0.68)
Tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.41)	(0.57)	—	(0.24)	(0.68)
Redemption fees[d]	—	—	—	—	—[c]
Net asset value, end of year	$9.54	$9.98	$10.21	$9.61	$9.13

Total return[e]	(0.13)%	3.62%	6.24%	8.09%	(3.57)%

Ratios to average net assets
Expenses before expense reduction	1.06%	1.05%	1.07%	0.95%	1.09%
Expenses net of expense reduction	1.06%	1.05%	1.07%[f]	0.94%	1.09%[f]
Net investment income (loss)	(0.17)%	(0.03)%	0.07%	(0.28)%	1.07%

Supplemental data
Net assets, end of year (000’s)	$376,926	$463,128	$279,445	$422,665	$479,764

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Global Trust

Financial Highlights *(continued)*

Franklin Templeton Hard Currency Fund

Advisor Class	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.01	$10.28	$ 9.65	$9.15	$10.18
Income from investment operations[a]:					
Net investment income[b]	0.01	0.03	0.04	—[c]	0.14
Net realized and unrealized gains (losses)	(0.02)	0.35	0.59	0.75	(0.46)
Total from investment operations	(0.01)	0.38	0.63	0.75	(0.32)
Less distributions from:					
Net investment income and net realized foreign currency gains	(0.44)	(0.65)	—	(0.23)	(0.71)
Tax return of capital	—	—	—	(0.02)	—
Total distributions	(0.44)	(0.65)	—	(0.25)	(0.71)
Redemption fees[d]	—	—	—	—	—[c]
Net asset value, end of year	$ 9.56	$10.01	$10.28	$9.65	$ 9.15
Total return	0.08%	4.00%	6.52%	8.49%	(3.28)%
Ratios to average net assets					
Expenses before expense reduction	0.78%	0.75%	0.76%	0.67%	0.78%
Expenses net of expense reduction	0.78%	0.75%	0.76%[e]	0.66%	0.78%[e]
Net investment income	0.11%	0.27%	0.38%	—%[f]	1.38%
Supplemental data					
Net assets, end of year (000's)	$150,025	$236,712	$70,992	$78,551	$110,247

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Benefit of expense reduction rounds to less than 0.01%.

[f]Rounds to less than 0.01%.

Franklin Templeton Global Trust

Statement of Investments, October 31, 2012

Franklin Templeton Hard Currency Fund	Principal Amount	Value
Foreign Government and Agency Securities 49.2%		
[a]Canada Treasury Bills,		
11/22/12	21,500,000 CAD	$ 21,510,546
4/11/13	39,000,000 CAD	38,864,528
Government of Australia, 4.75%, 11/15/12	22,500,000 AUD	23,360,970
[a]Norway Treasury Bill, 3/20/13	171,160,000 NOK	29,842,789
Province of Ontario, 4.75%, 6/02/13	17,700,000 CAD	18,089,987
[a]Singapore Treasury Bills,		
11/01/12	31,922,000 SGD	26,159,141
11/01/12	13,200,000 SGD	10,817,012
1/10/13	25,209,000 SGD	20,649,131
1/24/13	8,391,000 SGD	6,872,926
4/18/13	25,230,000 SGD	20,654,486
5/02/13	7,700,000 SGD	6,302,945
[a]Sweden Treasury Bill, 3/20/13	239,510,000 SEK	35,970,719
Total Foreign Government and Agency Securities (Cost $256,263,582)		259,095,180
	Shares	
Money Market Funds (Cost $271,819,896) 51.6%		
[b,c]Institutional Fiduciary Trust Money Market Portfolio	271,819,896	271,819,896
Total Investments (Cost $528,083,478) 100.8%		530,915,076
Other Assets, less Liabilities (0.8)%		(3,963,734)
Net Assets 100.0%		$526,951,342

[a]The security is traded on a discount basis with no stated coupon rate.
[b]Non-income producing.
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At October 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	MSCO	Buy	6,620,069	$ 6,639,323	11/13/12	$ —	$ (14,132)
South Korean Won	HSBK	Buy	3,800,610,000	3,300,000	12/03/12	179,185	—
South Korean Won	JPHQ	Buy	3,858,368,000	3,340,000	12/14/12	190,104	—
Malaysian Ringgit	DBAB	Buy	6,000,000	1,865,034	12/17/12	97,804	—
Indian Rupee	DBAB	Buy	336,544,000	6,264,897	1/22/13	—	(107,487)
Polish Zloty	DBAB	Buy	7,000,000	2,052,184	1/28/13	117,878	—
South Korean Won	DBAB	Buy	18,440,940,000	16,100,000	2/04/13	726,289	—
South Korean Won	JPHQ	Buy	8,828,110,000	7,630,173	3/29/13	406,182	—
Malaysian Ringgit	HSBK	Buy	29,586,900	9,491,803	4/16/13	111,721	—
Mexican Peso	DBAB	Buy	163,075,428	12,096,866	4/16/13	139,395	—
South Korean Won	HSBK	Buy	39,309,200,000	33,849,307	4/16/13	1,906,103	—

14 | Annual Report

Franklin Templeton Global Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Templeton Hard Currency Fund

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Canadian Dollar	UBSW	Buy	2,746,830	$2,746,281	4/19/13	$—	$(7,025)
Chilean Peso	DBAB	Buy	5,568,075,000	10,971,576	4/19/13	331,865	—
Chilean Peso	DBAB	Buy	2,261,650,000	4,447,689	4/24/13	140,534	—
Singapore Dollar	CITI	Buy	22,335,150	18,300,000	4/30/13	6,833	—
Polish Zloty	DBAB	Buy	2,700,000	769,077	5/22/13	58,994	—
Mexican Peso	DBAB	Buy	91,836,169	6,384,872	6/13/13	463,335	—
Polish Zloty	DBAB	Buy	2,514,355	705,230	6/14/13	64,398	—
Malaysian Ringgit	DBAB	Buy	4,700,000	1,454,928	6/18/13	65,124	—
Malaysian Ringgit	DBAB	Buy	4,054,200	1,265,909	6/21/13	45,059	—
Polish Zloty	DBAB	Buy	6,900,000	1,954,674	6/27/13	155,038	—
Mexican Peso	DBAB	Buy	36,456,000	2,673,472	7/19/13	34,585	—
South Korean Won	DBAB	Buy	13,001,450,000	11,214,431	7/19/13	568,467	—
Polish Zloty	DBAB	Buy	1,800,000	509,698	7/22/13	39,495	—
Canadian Dollar	CITI	Buy	6,899,000	6,887,910	7/26/13	—	(24,799)
Malaysian Ringgit	HSBK	Buy	45,816,100	14,305,908	7/31/13	476,261	—
Mexican Peso	MSCO	Buy	73,028,700	5,300,000	8/06/13	114,306	—
South Korean Won	HSBK	Buy	3,297,000,000	2,878,722	8/19/13	106,115	—
Chilean Peso	JPHQ	Buy	1,667,700,000	3,328,743	8/20/13	8,378	—
Mexican Peso	JPHQ	Buy	43,066,100	3,180,775	8/20/13	7,305	—
South Korean Won	HSBK	Buy	14,582,700,000	12,682,814	8/20/13	518,752	—
Malaysian Ringgit	HSBK	Buy	10,167,700	3,205,959	8/22/13	71,330	—
New Israeli Shekel	DBAB	Buy	28,230,000	6,953,202	8/23/13	252,290	—
Polish Zloty	DBAB	Buy	4,402,925	1,314,071	8/27/13	25,535	—
Unrealized appreciation (depreciation)						7,428,660	(153,443)
Net unrealized appreciation (depreciation)						$7,275,217

See Abbreviations on page 29.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton Global Trust

Financial Statements

Statement of Assets and Liabilities
October 31, 2012

		Franklin
		Templeton
		Hard Currency
		Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers		$256,263,582
Cost - Sweep Money Fund (Note 7)		271,819,896
Total cost of investments		$528,083,478
Value - Unaffiliated issuers		$259,095,180
Value - Sweep Money Fund (Note 7)		271,819,896
Total value of investments		530,915,076
Restricted Cash (Note 1d)		3,370,000
Foreign currency, at value (cost $6,704,748)		6,751,011
Receivables:
Capital shares sold		1,620,925
Interest		861,890
Unrealized appreciation on forward exchange contracts		7,428,660
Other assets		60
Total assets		550,947,622
Liabilities:
Payables:
Investment securities purchased		18,436,607
Capital shares redeemed		1,538,586
Affiliates		334,559
Due to brokers		3,370,000
Unrealized depreciation on forward exchange contracts		153,443
Accrued expenses and other liabilities		163,085
Total liabilities		23,996,280
Net assets, at value		$526,951,342
Net assets consist of:
Paid-in capital		$531,458,412
Distributions in excess of net investment income		(5,510,707)
Net unrealized appreciation (depreciation)		10,152,533
Accumulated net realized gain (loss)		(9,148,896)
Net assets, at value		$526,951,342
Class A:
Net assets, at value		$376,925,946
Shares outstanding		39,519,031
Net asset value per share[a]		$9.54
Maximum offering price per share (net asset value per share ÷ 97.75%)		$9.76
Advisor Class:
Net assets, at value		$150,025,396
Shares outstanding		15,687,068
Net asset value and maximum offering price per share		$9.56
[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
16 | The accompanying notes are an integral part of these financial statements. |	Annual Report

Franklin Templeton Global Trust

Financial Statements (continued)

Statement of Operations
for the year ended October 31, 2012

Franklin
Templeton
Hard Currency
Fund
Investment income:
Interest	$5,149,655
Expenses:
Management fees (Note 3a)	3,434,363
Distribution fees: (Note 3c)
Class A	1,123,149
Transfer agent fees (Note 3e)	785,287
Custodian fees (Note 4)	36,855
Reports to shareholders	80,115
Registration and filing fees	84,810
Professional fees	55,759
Trustees’ fees and expenses	40,084
Other	17,423
Total expenses	5,657,845
Net investment income (loss)	(508,190)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(6,929,871)
Foreign currency transactions	(14,756,362)
Net realized gain (loss)	(21,686,233)
Net change in unrealized appreciation (depreciation) on:
Investments	2,149,714
Translation of other assets and liabilities denominated in foreign currencies	14,758,335
Net change in unrealized appreciation (depreciation)	16,908,049
Net realized and unrealized gain (loss)	(4,778,184)
Net increase (decrease) in net assets resulting from operations	$(5,286,374)

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton Global Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton
	Hard Currency Fund
	Year Ended October 31,
	2012	2011
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(508,190)	$246,943
Net realized gain (loss) from investments and foreign currency transactions	(21,686,233)	35,313,874
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	16,908,049	(26,149,521)
Net increase (decrease) in net assets resulting from operations	(5,286,374)	9,411,296
Distributions to shareholders from:
Net investment income and net realized foreign currency gains:
Class A	(17,617,301)	(15,567,950)
Advisor Class	(10,038,472)	(4,727,790)
Total distributions to shareholders	(27,655,773)	(20,295,740)
Capital share transactions: (Note 2)
Class A	(64,853,113)	190,147,715
Advisor Class	(75,093,550)	170,140,193
Total capital share transactions	(139,946,663)	360,287,908
Net increase (decrease) in net assets	(172,888,810)	349,403,464
Net assets:
Beginning of year	699,840,152	350,436,688
End of year	$526,951,342	$699,840,152
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(5,510,707)	$30,958,686

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements

Franklin Templeton Hard Currency Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Annual Report | 19

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

20 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At October 31, 2012, the Fund had OTC derivatives in a net liability position for such contracts of $24,991.

Annual Report | 21

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At October 31, 2012, the Fund held $3,766,349 in United Kingdom and U.S. treasury notes as collateral for derivatives.

See Note 9 regarding other derivative information.

d. Restricted Cash

At October 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

22 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 23

Franklin Templeton Global Trust

Notes to Financial Statements *(continued)*

Franklin Templeton Hard Currency Fund

2. Shares of Beneficial Interest

At October 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended October 31,			
	2012		2011	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	14,797,181	$ 139,001,148	40,533,409	$407,052,761
Shares issued in reinvestment of distributions	1,739,299	15,845,014	1,430,277	13,673,448
Shares redeemed	(23,424,215)	(219,699,275)	(22,933,646)	(230,578,494)
Net increase (decrease)	(6,887,735)	$ (64,853,113)	19,030,040	$190,147,715
Advisor Class Shares:				
Shares sold	9,630,917	$ 90,875,743	23,199,389	$234,654,753
Shares issued in reinvestment of distributions	788,430	7,182,600	270,256	2,583,644
Shares redeemed	(18,381,397)	(173,151,893)	(6,724,692)	(67,098,204)
Net increase (decrease)	(7,962,050)	$ 75,093,550)	16,744,953	$170,140,193

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

24 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. Distribution fees are not charged on shares held by affiliates. The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$41,833
CDSC retained	$29,797

e. Transfer Agent Fees

For the year ended October 31, 2012, the Fund paid transfer agent fees of $785,287, of which $293,751 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Annual Report | 25

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

5. INCOME TAXES (continued)

At October 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2013	$1,956,120
2014	190,081
2017	276,805
2019	63,831
Capital loss carryforwards not subject to expiration:
Short term	4,407,364
Long term	1,528,405
Total capital loss carryforwards	$8,422,606

The tax character of distributions paid during the years ended October 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$27,655,773	$20,295,740

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$528,221,274

Unrealized appreciation	$3,232,896
Unrealized depreciation	(539,094)
Net unrealized appreciation (depreciation)	$2,693,802

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2012.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

26 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements *(continued)*

Franklin Templeton Hard Currency Fund

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At October 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$7,428,660	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$153,443

For the year ended October 31, 2012, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(15,284,758)	$14,721,895

For the year ended October 31, 2012, the average month end market value of derivatives represented 2.02% of average month end net assets. The average month end number of open derivative contracts for the year was 48.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 27

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

28 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements *(continued)*

Franklin Templeton Hard Currency Fund

11. Fair Value Measurements *(continued)*

A summary of inputs used as of October 31, 2012, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Foreign Government and Agency Securities	$ —	$259,095,180	$ —	$259,095,180
Money Market Funds	271,819,896	—	—	271,819,896
Total Investments in Securities	$271,819,896	$259,095,180	$ —	$530,915,076
Forward Exchange Contracts	—	7,428,660	—	7,428,660
Liabilities:				
Forward Exchange Contracts	—	153,443	—	153,443

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency

AUD - Australian Dollar
CAD - Canadian Dollar
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

Selected Portfolio

CITI - Citigroup, Inc.
DBAB - Deutsche Bank AG
HSBK - HSBC Bank PLC
JPHQ - JP Morgan Chase & Co.
MSCO - Morgan Stanley
UBSW - UBS AG

Annual Report | 29

Franklin Templeton Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Hard Currency Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Hard Currency Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2012

30 | Annual Report

Franklin Templeton Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Franklin Templeton Global Trust

Shareholder Information

Franklin Templeton Hard Currency Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

36 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | **FIXED INCOME** | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Templeton Hard Currency Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

412 A 12/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,378 for the fiscal year ended October 31, 2012 and $46,186 for the fiscal year ended October 31, 2011.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,600 for the fiscal year ended October 31, 2012 and $75,000 for the fiscal year ended October 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $229 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $152,221 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $182,050 for the fiscal year ended October 31, 2012 and $75,000 for the fiscal year ended October 31, 2011.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES